TWELFTH AMENDMENT TO CREDIT AGREEMENT

This TWELFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 4, 2010, is entered into by and among THE GYMBOREE CORPORATION, a Delaware corporation (the “Company”), each other Borrower named in the signature pages hereof (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), and BANK OF AMERICA, N.A. (the “Lender”).

RECITALS

A.          The Borrowers and the Lender are parties to a Credit Agreement, dated as of August 11, 2003 as amended by (i) that certain Waiver and First Amendment to Credit Agreement dated as of December 6, 2004, (ii) that certain Second Amendment to Credit Agreement dated as of July 25, 2005, (iii) that certain Third Amendment to Credit Agreement dated as of March 30, 2006, (iv) that certain Fourth Amendment to Credit Agreement dated as of July 5, 2006, (v) that certain Fifth Amendment to Credit Agreement dated as of February 7, 2007, (vi) that certain Sixth Amendment to Credit Agreement dated as of April 24, 2007, (vii) that certain Seventh Amendment to Credit Agreement dated as of June 12, 2007, (viii) that certain Eighth Amendment to Credit Agreement dated as of July 31, 2007, (ix) that certain Ninth Amendment to Credit Agreement dated as of November 21, 2007, (x) that certain Tenth Amendment to Credit Agreement dated as of August 8, 2008 and (xi) that certain Eleventh Amendment to Credit Agreement dated as of July 31, 2009 (collectively, and as the same may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender has extended certain credit facilities to the Borrowers.

B.           The Borrowers have requested that the Lender agree to certain amendments to the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement (as amended hereby). As used herein, “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrowers pursuant to Section 5 hereof.

2.           Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, and 1.06 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3.           Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date,

(i)           A new definition of “Twelfth Amendment Date” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Twelfth Amendment Date” means the “Effective Date” as defined in that Twelfth Amendment to Credit Agreement dated as of June 4, 2010 among the Borrowers and the Lender.

(ii)          Section 7.06(e) of the Credit Agreement shall be amended and restated to read in full as follows:

(e)          the Company may purchase, redeem or otherwise acquire shares of its capital stock for cash, in an aggregate amount not to exceed, (i) for all such purchases, redemptions and other acquisitions together occurring from and after the Second Amendment Date until the Fifth Amendment Date, the amount of $110,000,000, (ii) for all such purchases, redemptions and other acquisitions together occurring from and after the Fifth Amendment Date until the Eleventh Amendment Date, the amount of $175,000,000, (iii) for all such purchases, redemptions and other acquisitions together occurring from and after the Eleventh Amendment Date until the Twelfth Amendment Date, the amount of $75,000,000and (iv) for all such purchases, redemptions and other acquisitions together occurring from and after the Twelfth Amendment Date, the amount of $190,000,000; provided, in each case that after giving effect to such proposed action, no Default would exist.

4.           Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:

(a)          No Default has occurred and is continuing.

(b)          The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c)          The Amendment Documents constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable against each such Borrower in accordance with their respective terms, without defense, counterclaim or offset.

(d)          All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they are true and correct as of such earlier date.

(e)          Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.

(f)           There has occurred since January 30, 2010 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(g)          The Obligations of each Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

5.           Effective Date.

(a)          This Amendment will become effective as of the date shown first above (the “Effective Date”), provided each of the conditions precedent set forth in this Section 5 has been satisfied:

(i)           The Lender shall have received from each Borrower a duly executed original (or, if elected by the Lender, an executed facsimile copy) counterpart to this Amendment.

(ii)         The Borrowers shall have paid to the Lender’s counsel, all reasonable attorneys’ fees and expenses incurred by the Lender in connection with the development, preparation, negotiation and delivery of this Amendment and the other Amendment Documents.

(b)          From and after the Effective Date, the Credit Agreement is amended as set forth, herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

6.           Reservation of Rights. Each Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document (including any term or provision relating to the occurrence of a Material Adverse Effect).

7.           Miscellaneous.

(a)           Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c)           THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19, 9.20 and 9.23 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, WAIVER OF RIGHT TO TRIAL BY JURY AND JUDICIAL REFERENCE, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of a Borrower shall bind such Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

(e)          This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.  If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(f)          Each Borrower covenants to pay to or reimburse the Lender, upon demand, for all reasonable fees and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the other Amendment Documents.

(g)          This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE GYMBOREE CORPORATION,
as a Borrower

By:	/s/ Jeffrey P. Harris
Name:	Jeffrey P. Harris
Title:	Chief Financial Officer

GYMBOREE MANUFACTURING, INC.,
as a Borrower

By:	/s/ Jeffrey P. Harris
Name:	Jeffrey P. Harris
Title:	Chief Financial Officer

GYM-MARK, INC.,
as a Borrower

By:	/s/ Jeffrey P. Harris
Name:	Jeffrey P. Harris
Title:	Chief Financial Officer

GYMBOREE RETAIL STORES, INC.,
as a Borrower

By:	/s/ Jeffrey P. Harris
Name:	Jeffrey P. Harris
Title:	Chief Financial Officer

GYMBOREE PLAY PROGRAMS, INC.,
as a Borrower

By:	/s/ Jeffrey P. Harris
Name:	Jeffrey P. Harris
Title:	Chief Financial Officer

THE GYMBOREE CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT

GYMBOREE OPERATIONS, INC.,
as a Borrower

	By:	/s/ Jeffrey P. Harris
	Name:	Jeffrey P. Harris
	Title:	Chief Financial Officer

GYMBOREE, INC. (CANADA)
as a Borrower

	By:	/s/ Jeffrey P. Harris
	Name:	Jeffrey P. Harris
	Title:	Chief Financial Officer

LENDER:	BANK OF AMERICA, N.A., as the Lender

	By:	Brandon J. Kirkbride
	Name:	Brandon J. Kirkbride
	Title:	Vice President

THE GYMBOREE CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT